UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): June 21, 2021

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3802 Coconut Palm Drive

Tampa, Florida 33619

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCI	NYSE

Item 5.02 Election of Directors

On June 21, 2021, our board of directors appointed Peter Politis and Lauren Valiente to the board of directors.

Mr. Politis is a lawyer. He brings to our board significant knowledge and legal experience in real estate, financing, leasing and construction. Mr. Politis earned his Bachelor of Science in Finance from the University of Florida and his law degree from the University of Miami. Mr. Politis joined the company’s Governance and Nominating Committee and Compensation Committee.

Ms. Valiente is a senior counsel and litigation lawyer with Foley & Lardner LLP. She brings to our board significant knowledge and experience in securities litigation and regulation.  Ms. Valiente earned her bachelor’s degree from Harvard University and her law degree from the University of Florida. Ms. Valiente has joined the company’s Compensation Committee.

Mr. Politis and Ms. Valiente both participated in our Board Observer Program from 2019 to 2020. Our Board Observer Program is designed to train selected individuals in public company board operations, governance and law, among other things, and prepare them to serve on public company boards. In considering program participants, we emphasize segments of the population that may be underrepresented on public company boards.

No arrangement or understanding exists between Mr. Politis or Ms. Valiente and anyone else pursuant to which they were selected as directors. The company is not party to any current or proposed material transaction involving either Mr. Politis or Ms. Valiente. Neither Mr. Politis nor Ms. Valiente is a party or participant in any material plan, contract or arrangement described in Item 502(d)(5) of Securities and Exchange Commission Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 23, 2021.

HCI GROUP, INC.

BY:	/s/ James Mark Harmsworth
Name: James Mark Harmsworth Title: Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.